Exhibit 10.9

CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT THAT IS MARKED BY [***] HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Amendment”), dated as of October 17, 2023 among JETBLUE AIRWAYS CORPORATION, a Delaware corporation (the “Borrower”), CITIBANK, N.A., as administrative agent for the Lenders party to the Credit Agreement referred to below (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”) and the Consenting Lenders (as defined below). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement referred to below (as amended by this Amendment).
W I T N E S S E T H:
WHEREAS, the Borrower and certain of its subsidiaries from time to time, as guarantors, the Lenders and the Administrative Agent are parties to the Second Amended and Restated Credit and Guaranty Agreement dated as of October 21, 2022 (as amended, modified and supplemented and in effect on the date hereof, the “Credit Agreement”);
WHEREAS, the Borrower has proposed to (i) extend the maturity date of the Loans and (ii) make certain other changes as described herein, in each case on the terms and conditions set forth herein; and
WHEREAS, each Revolving Lender immediately prior to the effectiveness of this Amendment (each, a “Consenting Lender”) desires to consent to the amendments set forth herein.
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1 - Credit Agreement Amendments. Subject to the satisfaction of the conditions set forth in Section 3 hereof, the Credit Agreement shall be amended as follows:
(a)     The following new definition shall be added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:
    “First Amendment Effective Date” means October 17, 2023.
(b)     The definition of “Revolving Facility Maturity Date” in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety to read as follows:
“Revolving Facility Maturity Date” shall mean, with respect to any (a) Revolving Commitments that have not been extended pursuant to Section 2.28, October 21, 2025 and (b) Extended Revolving Commitments, the final maturity date therefor as specified in the applicable Extension Offer accepted by the respective Revolving Lender or Revolving Lenders.
(c)     The definition of “Sustainability Adjustment” in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety to read as follows:
“Sustainability Adjustment” shall mean, for any Sustainability Adjustment Period, an adjustment to the Applicable Margin and the Commitment Fee Rate for such Sustainability Adjustment Period based on the below table, as determined by reference to the ESG Score set forth in the most recent ESG Certificate delivered by the Borrower pursuant to Section 5.01(j), as follows:

ESG Score	Change in Applicable Margin	Change in Commitment Fee Rate
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

; provided that, if the Borrower fails to deliver an ESG Certificate in accordance with Section 5.01(j), the Sustainability Adjustment shall be a [***] increase in respect of each of the Applicable Margin and the Commitment Fee Rate, in each case from the date of such failure to deliver such ESG Certificate until (but excluding) the commencement of the next Sustainability Adjustment Period; provided further that, the Sustainability Adjustment shall be deemed to be zero for each day during which an Event of Default pursuant to Section 7.01(b) has occurred and is continuing (unless such Event of Default has been waived in accordance with Section 10.08); provided further that, if the relevant ESG Agency (w) fails or is no longer able to issue any ESG Report, or otherwise delays the issuance of any ESG Report without the consent of the Borrower, (x) notifies the Borrower, or makes an announcement to the effect, that it will no longer issue ESG Reports, or (y) materially changes the way it determines the ESG Score, then in any such case the Borrower or the Administrative Agent (acting on the instructions of the Required Lenders) may request that negotiations be entered into between the Borrower and the Sustainability Structuring Agent (for a period of no more than 30 consecutive days, or such longer period as may be mutually agreed by the Borrower and the Administrative Agent (with the consent of the Required Lenders)) with a view to agreeing on an alternate ESG Agency and/or a substitute basis for determining the ESG Score (each such period, an “ESG Negotiation Period”); provided, further, that with respect to the ESG Negotiation Period in effect as of the

First Amendment Effective Date, such period shall continue until the [***] anniversary of the First Amendment Effective Date (or such longer period as may be mutually agreed by the Borrower and the Administrative Agent (with the consent of the Required Lenders)) and the Sustainability Adjustment during such period shall be based on the [***] set forth in the ESG Certificate delivered by the Borrower in [***]. During any such ESG Negotiation Period, the ESG Score with respect to the applicable Sustainability Adjustment Period shall be based on the Sustainability Adjustment that was in effect immediately prior to the date on which such ESG Negotiation Period commenced. If no agreement can be reached between the Borrower and the Sustainability Structuring Agent during such ESG Negotiation Period, the Sustainability Adjustment shall cease to apply to the Applicable Margin and the Commitment Fee Rate from and after the last day of such ESG Negotiation Period.
(d)     Section 5.01(j) of the Credit Agreement shall be amended and restated in its entirety to read as follows:
“(j)    Promptly (but in any event no later than 15 Business Days) following each ESG Report Date, an ESG Certificate setting forth the most recent ESG Score and attaching thereto the relevant ESG Report; provided that, during any Sustainability Adjustment Period, if the ESG Agency (solely at the discretion of the ESG Agency) issues to the Borrower an updated ESG Report prior to the next ESG Report Date, the Borrower shall promptly (but in any event no later than 15 Business Days) after receiving such updated ESG Report, deliver to the Administrative Agent an updated ESG Certificate setting forth the ESG Score included in such updated ESG Report (for the avoidance of doubt, such updated ESG Score shall become effective for determining the Sustainability Adjustment for the remainder of the applicable Sustainability Adjustment Period from the date of delivery of such updated ESG Certificate); provided, further, that during any ESG Negotiation Period, no ESG Certificate shall be required to be delivered pursuant to this Section 5.01(j) or otherwise. Non-compliance with this Section 5.01(j) by the Borrower will not constitute a default by the Borrower or any Guarantor of any of their respective obligations hereunder or under any other Loan Document, and will not result in any Default or Event of Default.”
SECTION 2 - Conditions to Effectiveness This Amendment shall become effective on the date when each of the following conditions specified below shall have been satisfied (the “Amendment Effective Date”):
(a)     Executed Amendment. The Administrative Agent shall have received signed signature pages to this Amendment from the Borrower, Citibank, N.A., as Administrative Agent, and the Consenting Lenders.
(b)     Supporting Documents. The Administrative Agent shall have received in form and substance reasonably satisfactory to the Administrative Agent:
(i)     from the Borrower, a certificate of the Secretary of State of the State of Delaware, dated as of a recent date, as to the good standing of that entity and as to the charter documents on file in the office of such Secretary of State;
(ii)     from the Borrower, a certificate of the Corporate Secretary or an Assistant Corporate Secretary (or similar officer) of such entity dated the Amendment Effective

Date and certifying (A) that attached thereto is a true and complete copy of the certificate of incorporation and the by-laws of that entity as in effect on the date of such certification, (B) that attached thereto is a true and complete copy of resolutions adopted by the board of directors of that entity authorizing the execution, delivery and performance by it of this Amendment, (C) that the certificate of incorporation of that entity has not been amended since the date of the last amendment thereto indicated on the certificate of the Secretary of State furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer of that entity executing this Amendment or any other document delivered by it in connection herewith (in each case to the extent such entity is a party to such document) (such certificate to contain a certification by another officer of that entity as to the incumbency and signature of the officer signing the certificate referred to in this clause (ii)); and
(iii)    from the Borrower, an Officer’s Certificate certifying (A) as to the truth in all material respects of the representations and warranties set forth in Section 3 of this Amendment as though made by it on the Amendment Effective Date, except to the extent that any such representation or warranty relates to a specified date, in which case as of such date (provided that any representation or warranty that is qualified by materiality, “Material Adverse Change” or “Material Adverse Effect” shall be true and correct in all respects as of the applicable date, before and after giving effect to this Amendment) and (B) as to the absence of any event occurring and continuing, or resulting from the transactions contemplated hereby to occur on the Amendment Effective Date, that constitutes a Default or an Event of Default.
(c)     Opinions of Counsel. The Administrative Agent shall have received:
(i)     a written opinion of Brandon Nelson, General Counsel for the Borrower, dated the Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent; and
(ii)     a written opinion of Debevoise & Plimpton LLP, special New York counsel to the Borrower, dated the Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent.
(d)     Payment of Expenses. The Borrower shall have paid all reasonable and documented out-of-pocket expenses of the Administrative Agent (including reasonable attorneys’ fees of Milbank LLP) for which invoices have been presented at least one Business Day prior to the Amendment Effective Date.
(e)    Representations and Warranties. All representations and warranties of the Borrower set forth in Section 3 of this Amendment shall be true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the transactions contemplated hereby to occur on the Amendment Effective Date, as though made on and as of such date (except to the extent any such representation or warranty by its terms is made as of a different specified date, in which case as of such specified date); provided that any representation or warranty that is qualified by materiality, “Material Adverse Change” or “Material Adverse Effect” shall be true and correct in all respects, as though made on and as of the applicable date, before and after giving effect to the transactions contemplated hereby to occur on the Amendment Effective Date.
(f)     No Default or Event of Default. Before and after giving effect to the transactions contemplated hereby to occur on the Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date.
The Administrative Agent shall promptly notify the parties hereto of the occurrence of the Amendment Effective Date.
SECTION 3 - Representations and Warranties. In order to induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of such other parties that on and as of the date hereof after giving effect to this Amendment:
(a)     no Event of Default has occurred and is continuing or would result from giving effect to the Amendment; and
(b)     the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than the representations and warranties set forth in Sections 3.05(b), 3.06 and 3.09(a) of the Credit Agreement), are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof except to the extent that such representations and warranties expressly relate to an earlier date and in such case as of such date; provided that any representation or warranty that is qualified by materiality, “Material Adverse Change” or “Material Adverse Effect” shall be true and correct in all respects, as though made on and as of the applicable date, before and after giving effect to the Amendment.
SECTION 4 - Reference to and Effect on the Credit Agreement; Ratification. At and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof’ or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, and the obligations of the Borrower hereunder and thereunder, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The parties hereto confirm and agree that the term “Obligations” as used in the Credit Agreement shall include all obligations of the Borrower under the Credit Agreement, as amended by this Amendment. This Amendment shall be deemed to be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.
SECTION 5 - Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment shall become effective as set forth in Section 3, and from and after the Amendment Effective Date shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted transferees and permitted assigns. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic .pdf copy shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 6 - Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.05(b)-(d) and 10.15 are incorporated herein by reference mutatis mutandis.

SECTION 7 - Waiver of Notice. The Administrative Agent and each Consenting Lender waives the requirement for it to receive the notice specified in Section 2.28(d) of the Credit Agreement with respect to the transactions contemplated by this Amendment.

[REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year above written.
JETBLUE AIRWAYS CORPORATION,
as Borrower
By: /s/ Lisa Reifer
Name: Lisa Reifer
Title: Treasurer

Signature Page – First Amendment

CITIBANK, N.A.,
as Administrative Agent
By: /s/ Albert Mari, Jr.
Name: Albert Mari, Jr.
Title: Senior Trust Officer

Signature Page – First Amendment

CITIBANK, N.A., as Lender
By: /s/ Michael Leonard
Name: Michael Leonard
Title: Vice President

Signature Page – First Amendment

BARCLAYS BANK PLC, as Lender
By: /s/ Charlene Saldanha
Name: Charlene Saldanha
Title: Vice President

Signature Page – First Amendment

GOLDMAN SACHS BANK USA, as Lender
By: /s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

Signature Page – First Amendment

GOLDMAN SACHS LENDING PARTNERS LLC, as Lender
By: /s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

Signature Page – First Amendment

BNP PARIBAS, as Lender
By: /s/ Robert Papas
Name: Robert Papas
Title: Managing Director

By: /s/ Ashan Avais
Name: Ashan Avais
Title: Director

Signature Page – First Amendment

MORGAN STANLEY SENIOR FUNDING, INC., as Lender
By: /s/ Michael King
Name: Michael King
Title: Vice President

Signature Page – First Amendment

MORGAN STANLEY BANK, N.A., as Lender
By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory

Signature Page – First Amendment

BANK OF AMERICA, N.A., as Lender
By: /s/ Prathamesh Kshirsagar
Name: Prathamesh Kshirsagar
Title: Director

Signature Page – First Amendment

NATIXIS, NEW YORK BRANCH, as Lender
By: /s/ Cecilia Peteuil
Name: Cecilia Peteuil
Title: Director

By: /s/ Yevgeniya Levitin
Name: Yevgeniya Levitin
Title: Managing Director

Signature Page – First Amendment

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lender
By: /s/ Brian Bolotin
Name: Brian Bolotin
Title: Managing Director

By: /s/ Cecilia Park
Name: Cecilia Park
Title: Managing Director
Signature Page – First Amendment